UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported):
June 22, 2021
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DOORDASH, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-39759	46-2852392
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
303 2nd Street, South Tower, 8th Floor
San Francisco, California 94107
(Address of principal executive offices, including zip code)
(650) 487-3970
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value of $0.00001 per share	DASH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders
On June 22, 2021, DoorDash, Inc. (the “Company”) held its 2021 annual meeting of stockholders (the “Annual Meeting”). The stockholders of the Company voted on the following four proposals at the Annual Meeting, each of which is more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 29, 2021:
1.To elect one Class I director to serve until the 2024 annual meeting of stockholders and until his successor is duly elected and qualified;
2.To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2021;
3.To approve, on an advisory basis, the compensation of the Company’s named executive officers; and
4.To approve, on an advisory basis, the frequency of future stockholder advisory votes on the compensation of the Company’s named executive officers.
1. Election of Directors

Nominee	For	Against	Abstain	Broker Non-Votes
Tony Xu	800,416,883	3,248,345	6,074	9,257,304
Based on the votes set forth above, Mr. Xu was duly elected to serve until the 2024 annual meeting of stockholders and until his successor is duly elected and qualified.
2. Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes
812,805,139	12,148	111,319	-
Based on the votes set forth above, the stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.
3. Advisory Vote on Compensation of Named Executive Officers

For	Against	Abstain	Broker Non-Votes
777,124,170	26,488,445	58,687	9,257,304
Based on the votes set forth above, the stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers.
4. Advisory Vote on Frequency of Future Stockholder Advisory Votes on Compensation of Named Executive Officers

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
803,602,392	21,107	17,218	30,585	-
Based on the votes set forth above, the stockholders advised that they were in favor of every one year as the frequency of holding a non-binding advisory vote on named executive officer compensation.
Based on the results of the vote, and consistent with the recommendation of the Company’s Board of Directors (the “Board”) with respect to the proposal, the Board has determined to hold a non-binding advisory vote regarding named executive officer compensation every one year until the next required non-binding advisory vote on the frequency of holding future votes regarding named executive officer compensation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOORDASH, INC.

Date: June 24, 2021	By:	/s/ Tony Xu
	Name:	Tony Xu
	Title:	Chief Executive Officer